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                                                                     Exhibit 23

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-04969) pertaining to the 1996 Key Employee Stock Option Plan of our report dated February 15, 2000, with respect to the consolidated financial statements and schedule of Polymer Group, Inc. included in this Annual Report (Form 10-K) for the year ended January 1, 2000.

                                          /s/ Ernst & Young LLP

Greenville, South Carolina
March 31, 2000